Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2.	Summary of Significant Accounting Policies
(a)	Principles of consolidation

The consolidated financial statements include the financial statements of the Company and all of its subsidiaries. The Company consolidates companies in which it has controlling interest over 50%. All significant intercompany accounts, transactions and cash flows have been eliminated on consolidation.

(b)	Going Concern

The consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 2020, net current liabilities of the Company amounted to $56 million. As of April 13, 2021, bank borrowings of approximately $123 million were at default and not repaid.

On October 5, 2020, the Company entered into a Securities Purchase Agreement (each, a “Purchase Agreement”) with each of Greater Sail Ltd., a wholly owned subsidiary of Kaisa Group Holdings Ltd. (“Greater Sail”) and West Ridge Investment Company Limited, an affiliate of a large-scale integrated financial group based in Hong Kong (“West Ridge”), pursuant to which the Company, in a private placement, issued and sold to Greater Sail and West Ridge 16,051,219 and 2,603,366 common shares of the Company, respectively, par value $0.01 per share, at a price of $ 9.15 per Share (the “Private Placement”). The Private Placement yielded net proceeds of approximately $171 million.

On October 13, 2020, IsZo Capital LLP (“IsZo”) commenced legal proceedings against the Company and other parties in the High Court of Justice of the British Virgin Islands of the Eastern Caribbean Supreme Court (the “Court”) claiming that the Private Placement was invalid and should be set aside. On March 3, 2021, the Court handed down a judgment holding that the Private Placement was void and should be set aside, and that the Company shall convene a Special Meeting (the “Special Meeting”) regarding the removal and election of directors on April 26, 2021. Following the judgement, $146.9 million (16,051,219 common share at price $9.15) becomes repayable on demand to Greater Sail, and $23.8 million (2,603,366 common shares at price $9.15) becomes repayable on demand to West Ridge.

Between March 4 and 15, 2021, the Company received demand letters from the Bank of China, Xiamen International Bank, Bank of Beijing and Industrial Bank demanding immediate repayment of outstanding loan principal, totaling to approximately $123 million, and interests, due to significant uncertainties on the Company’s ownership and governance.

These factors raise substantial doubt about the Company’s ability to continue as a going concern. Besides continuing to negotiate with the banks, the Company is evaluating several measures of financing, such as external financings, acceleration of the leasing of Nam Tai Inno Park, and presale of Nam Tai Technology Center and Nam Tai •Longxi, failing which rights issue and project disposal will also be considered. Currently, the Company intends to raise loans from financial institutions and potential funders to maintain its normal operations. The Company's ability to continue as a going concern is primarily dependent on the Company’s ability to arrange adequate financing arrangements and generate cash flows from its operations, and the outcome of the Special Meeting. Any such measures are subject to compliance with the judgment and orders imposed by the Court.

Based on the valuation reports conducted by Savills and Jones Lang LaSalle, the major projects of the Company (exclude Nam Tai•Longxi), have a fair value of approximately $745 million in aggregate, which is more than 6 times of the total outstanding loans. The management considers that the cash needs can be satisfied if the Company can pledge current projects and seek new financings.

Currently, the upcoming Special Meeting and the significant uncertainties it may cause to the board of directors and management of the Company have restricted the ability of the management to secure financing. If cash resources are insufficient to satisfy the Company's on-going cash requirements, the Company will need to scale back or discontinue some or all of its operations. The financial statements included herein do not include any adjustments that might be necessary should the Group be unable to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that may result from this uncertainty.

(c)	Cash and cash equivalents and restricted cash

Cash and cash equivalents include all cash balances and certificates of deposit having a maturity date of three months or less upon acquisition. As of December 31, 2020 and 2019, the Company had cash and cash equivalents of $61.0 million and $130.2 million, respectively.

Restricted cash consisted of a security cash deposit of $1.2 million due to a guarantee to the bank for the repayment of the loans of our long-term rental customers, which will be gradually released as the loans are repaid, and a security cash deposit of $0.9 million for our bank loan from Bank of China.

(d)	Short-term investments

All highly liquid investments with original maturities of greater than three months and less than 12 months are classified as short-term investments. Investments that are expected to be realized in cash during the next 12 months are also included in short-term investments. As of December 31, 2020, the Company had short-term investments of $150.2 million, which were from the proceeds of the Private Placement, investing into a Supply Chain Fund managed by Credit Suisse with underlying notes insured by insurance companies with a credit rating of at least A by Standard & Poor’s or A2 by Moody’s, which was terminated subsequently effective as of March 4, 2021 due to some of the fund’s assets being subject to considerable valuation uncertainty and reduced availability of insurance coverage for new investments. In January 2021, the Company has already redeemed and received from the Supply Chain Fund $15 million. The proceeds of compulsory redemption in March 2021 will be paid out by the Supply Chain Fund in several instalments as soon as practicable until the Company has received the total proceeds from the compulsory redemption in respect of the Supply Chain Fund. The Company received the first instalment of $42.6 million on March 8, 2021. As of December 31, 2019, the balance of short-term investments consisted of time deposits held in commercial banks of $2.2 million.

(e)	Accounts receivable

Accounts receivable include amounts from tenants for operating lease receivables, sales-type lease receivables, and accrued straight-line rental revenue. The allowance for doubtful accounts is estimated based upon the Company’s assessment of various factors including historical experience, the age of the accounts receivable balance, and other factors that may affect the customers’ ability to pay. As of December 31, 2020 and 2019, the Company had accounts receivable of $4.0 million and $1.0 million and no allowance was established.

(f)	Real estate properties under development, net

Real estate properties under development, net are stated at the lower of carrying amounts or fair value less selling costs.

Expenditures for land development, including cost of land use rights, deed tax, pre-development costs and engineering costs, are capitalized and allocated to developments projects. Costs are allocated to specific units within a project based on the ratio of sales area of units to the estimated total sales area.

In accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) 360, “Property, Plant and Equipment” (“ASC 360”), real estate properties under development are subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable. An asset is not recoverable if the carrying amount exceeds the expected future cash flows to be derived from the asset on an undiscounted basis. The impairment loss is measured as the amount by which the asset’s carrying amount exceeds its fair value.

The Company determines estimated fair value primarily by discounting the estimated future cash flow relating to the asset. The factor that the Company uses includes the expected pace at which the planned number of units will be sold or leased out based on market conditions and the expected costs to be incurred in the future.

All land in PRC is owned by the PRC government. The government in the PRC, according to PRC law, may sell the right to use the land for a specified period of time. Thus, the Company’s land purchased in Shenzhen PRC is considered to be leasehold land and is classified as real estate properties under development, net in the consolidated balance sheet.

Our classification of real estate properties under development in current assets represents Longxi project expected to be developed into a residential community for sales purpose, and those in non-current assets represent the projects to be developed into technology parks held for lease purpose.

(g)	Real estate properties held for sales type lease

Real estate properties held for sales type lease are stated at the lower of carrying amounts or fair value less selling costs. During the year, the Company transferred Towers 8 to 10 of Nam Tai Inno Park, which amounted to $53.7 million, from real estate properties under development into real estate properties held for sales type lease and recognized the cost of Towers 8 to 10 of $21.8 million. In addition, the Company recognized the cost of Tower 2 of $1.9 million.

The Company determines estimated fair value primarily by discounting the estimated future cash flow relating to the asset. The factor that the Company uses includes the expected pace at which the planned number of units will be leased out based on market conditions and the expected costs to be incurred in the future.

(h)	Property, plant and equipment, net

Property, plant and equipment are recorded at cost and include interest on funds borrowed to finance construction, if applicable. The cost of major improvements and betterments is capitalized whereas the cost of maintenance and repairs is expensed in the year incurred. Gains and losses from the disposal of property, plant and equipment and land use rights are included in the consolidated statement of comprehensive income (loss).

The majority of the land in Hong Kong is owned by the government of Hong Kong, which leases the land at public auction to non-governmental entities. All of the Company’s leasehold lands in Hong Kong have leases of not more than 50 years from the respective balance sheet dates. The cost of such leasehold land is amortized on a straight-line basis over the respective terms of the leases.

All land in other regions of the PRC is owned by the PRC government. The government in the PRC, according to PRC law, may sell the right to use the land for a specified period of time. Thus, the Company’s land purchases in Wuxi PRC are considered to be leasehold land and are classified as land use rights in the consolidated balance sheet. They are amortized on a straight-line basis over the respective term of the right to use the land.

The Company computed depreciation expenses using the straight-line method over the following estimated useful lives:

Classification	Years
Land use right	50 years
Buildings	20 years – 50 years
Machinery and equipment	4 years
Leasehold improvements	shorter of lease term or 4 years
Furniture and fixtures	4 years
Motor vehicle	4 years

(i)	Real estate properties held for lease

Real estate properties held for lease are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the real estate properties are approximately 37 years.

Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and improvements to the real estate properties held for lease type lease are capitalized.

In accordance with ASC 360, real estate properties held for lease are subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable and exceeds fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted cash flows expected to be generated by the assets.

For the years ended December 31, 2019 and 2020, we did not recognize any impairment for real estate properties held for lease.

The Company determines estimated fair value primarily by discounting the estimated future cash flow relating to the asset. The factor that the Company uses includes the expected pace at which the planned number of units will be leased out based on market conditions and the expected costs to be incurred in the future.

(j)	Impairment or disposal of long-lived assets

Long-lived assets other than goodwill are included in impairment evaluations when events and circumstances exist that indicate the carrying value of these assets may not be recoverable. In accordance with FASB ASC 360, the Company assesses the recoverability of the carrying value of long-lived assets by first grouping its long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, estimating the undiscounted future cash flows that are directly associated with and expected to arise from the use of and eventual disposition of such asset group. The Company estimates the undiscounted cash flows over the remaining useful life of the primary asset within the asset group. If the carrying value of the asset group exceeds the estimated undiscounted cash flows, the Company recognizes an impairment loss to the extent the carrying value of the long-lived asset exceeds its fair value. The Company determines fair value through quoted market prices in active markets or, if quotations of market prices are unavailable, through the performance of internal analysis using a discounted cash flow methodology or obtains external appraisals from independent valuation firms. The undiscounted and discounted cash flow analyses are based on a number of estimates and assumptions, including the expected period over which the asset will be utilized, projected future operating results of the asset group, discount rate and long-term growth rate.

In 2018, the Company assessed the impairment of its long-lived assets used in Wuxi by comparing the undiscounted cash flows with the carrying amounts of the assets. The results indicated the undiscounted cash flows exceeded the carrying amounts of the Company’s long-lived assets on December 31, 2018 and no impairment loss was recognized in 2018.

In 2018, the Company assessed the impairment of its long-lived assets used in Shenzhen by comparing external appraisals obtained from independent valuation firms with the carrying amounts of the assets. The results indicated the carrying amounts of the Company’s long-lived assets on December 31, 2018 were less than external appraisals obtained from independent valuation firms and no impairment loss was recognized in 2018.

In 2019, the Company assessed the impairment of its long-lived assets used in Shenzhen, Dongguan, and Wuxi by comparing undiscounted cash flows with the carrying amounts of the assets. The results indicated the carrying amounts of the Company’s long-lived assets on December 31, 2019 were less than undiscounted cash flows and no impairment loss was recognized in 2019.

In 2020, the Company assessed the impairment of its long-lived assets used in Shenzhen, Dongguan, Shanghai and Wuxi by comparing undiscounted cash flows with the carrying amounts of the assets. The results indicated the carrying amounts of the Company’s long-lived assets on December 31, 2020 were less than undiscounted cash flows and no impairment loss was recognized in 2020.

(k)	Accruals and provisions for loss contingencies

The Company makes provisions for all material loss contingencies when information available prior to the issuance of the consolidated financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the consolidated financial statements and the amount of loss can be reasonably estimated.

For provisions or accruals related to litigation, the Company makes provisions based on information from legal counsel and the best estimation of management. The Company assesses the potential liability for the significant legal proceedings in accordance with FASB ASC 450 “Contingencies”. FASB ASC 450 requires a liability to be recorded if the contingency loss is probable and the amount of loss can be reasonably estimated. The actual resolution of the contingency may differ from the Company’s estimates. If the contingency is settled for an amount greater than the estimate, a future charge to income would result. Likewise, if the contingency is settled for an amount that is less than the Company’s estimate, a future credit to income would result.

(l)	Revenue recognition

The Company mainly generates revenue by operating the technology parks and providing property management services.

For sales-type lease income

The lease is classified as sales-type lease income when it meets one of the criteria under FASB ASC 842 “Leases” below:

-	the lease transfers ownership of the underlying asset to the lessee by the end of the lease term;
-	the lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise;
-	the lease term is for the major part of the remaining economic life of the underlying asset; or
-	the present value at the beginning of the lease term of the minimum lease payments equals or exceeds substantially all of the fair value of the underlying asset.

The Company considers 75% to be the major part and over 90% to constitute substantially all of the value.

If the lease component is determined to be sales-type lease, the net investment in the lease will be recorded, which is equal to the sum of the lease receivable and the unguaranteed residual asset, discounted at the rate implicit in the lease. Any difference between the fair value of the asset and the net investment in the lease is considered selling profit or loss and is recognized upon commencement of the lease. Lease revenue recognition commences when the collectability is probable.

For operating lease income

Lease income includes minimum rents which are recognized on an accrual basis over the terms of the related leases on a straight-line basis. Lease revenue recognition commences when the lessee is given possession of the leased space and there are no contingencies offsetting the lessee’s obligation to pay rent.

For property service income

According to ASC 606 “Revenue form Contracts with Customers”, the realization of property service revenue can be recognized as the performance obligation is satisfied over time as services are rendered.

(m)	Staff retirement plan costs

The Company’s costs related to the staff retirement plans (see Note 12) are charged to the consolidated statement of comprehensive income as incurred.

(n)	Advertising and promotion costs

Advertising and promotion costs are expensed as incurred. For the year ended December 31, 2020, the Company recorded advertising and promotion expenses of $3.7 million (2019: $3.9 million; 2018: $0.3 million).

(o)	Income taxes

Deferred income taxes are recorded for temporary differences between the tax bases of assets and liabilities and their reported amounts on the consolidated financial statements. A valuation allowance is established against deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

ASC 740 “Income Taxes” clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides accounting guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Interest and penalties from tax assessments, if any, are included in income taxes in the consolidated statement of comprehensive income.

(p)	Foreign currency transactions and translations

All transactions in currencies other than functional currencies during the year are translated at the exchange rates prevailing on the respective transaction dates. Monetary assets and liabilities existing at the balance sheet date denominated in currencies other than functional currencies are re-measured at the exchange rates on that date. Exchange differences are recorded in the consolidated statement of comprehensive income.

The functional currencies of the Company and its subsidiaries include the Renminbi, U.S. dollar and the Hong Kong dollar. Effective from April 1, 2015, the Company’s subsidiaries in China changed their functional currency from the U.S. dollar to Renminbi. This change was made upon the progress of the property development projects in China causing the Company’s subsidiaries primary operating activities to be in Renminbi and making the Renminbi the currency of the economic environment in which the entities primarily generate and expend cash.

The financial statements of all subsidiaries are translated in accordance with ASC 830 “Foreign Currency Matters”.

The financial statements and other financial data of the Company included in this annual report are presented in U.S. dollars. The business and operations of the Company are primarily conducted in China through its PRC subsidiaries. The functional currency of its PRC subsidiaries is Renminbi. The financial statements of its PRC subsidiaries are translated into U.S. dollars, using published exchange rates from banks in China, based on (i) year-end exchange rates or the rates of exchange ruling at the balance sheet date for assets and liabilities and (ii) average yearly exchange rates for income and expense items. Capital accounts are translated at historical exchange rates when the transactions occurred. The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income (loss) in shareholders’ equity. The Company makes no representation that any Renminbi or U.S. dollar amounts could have been, or could be, converted into U.S. dollar or Renminbi, as the case may be, at any particular rate or at all.

(q)	Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding during the year.

Diluted earnings (loss) per share gives effect to all dilutive potential common shares outstanding during the year. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued.

(r)	Stock options

The Company has two stock-based employee compensation plans, as more fully described in Note 10(b). The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost is recognized over the period during which an employee is required to provide service, the requisite service period (usually the vesting period), in exchange for the award. The grant-date fair value of employee share options and similar instruments are estimated using option-pricing models. If the award is modified after the grant date, incremental compensation cost is recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification.

(s)	Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include valuation allowance for deferred income tax assets, stock-based compensation, useful lives of property, plant and equipment and impairment of long-lived assets.

In accordance with its policy, the Company reviews the estimated useful lives of its fixed assets on an ongoing basis. This review indicated that the useful lives of certain buildings at Wuxi factory were longer than the previous estimated useful lives due to the change of function of these buildings. As a result, effective from February 1, 2019, the Company changed its estimates of the useful lives of these buildings in Wuxi to better reflect the estimated periods during which these assets will remain in service. The estimated useful lives of the buildings that previously averaged 20 years were increased to an average of 47 years.

(t)	Comprehensive income (loss)

Accumulated other comprehensive income (loss) represents principally foreign currency translation adjustments and is included in the consolidated statement of changes in shareholders’ equity.

(u)	Fair value measurements

The Company follows FASB ASC 820 “Fair Value Measurements and Disclosures” to measure its financial assets and liabilities.

Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 — Quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

Level 2 — Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

The carrying amounts of cash and cash equivalents, short term investments, accounts and other receivables, accrued expenses and other payables, accounts payable, and short term bank loans approximate their fair values due to the short term nature of these instruments.

During the year ended December 31, 2020, the Company invested $150.2 million into a Supply Chain Fund managed by Credit Suisse (Note 2(d)).

At the end of the accounting period, the fair value of the following assets was as follow:

At December 31,	2019				2020
	(’000)				(’000)
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short term investments	—	—	—	—	150,150	—	—	150,150

The fair value of the investments is determined based on quoted price in active markets.

(v)	Leases

According to ASC 842 “Lease”, lessees are required to record a right of use asset and lease liabilities for all leases other than those have a lease term of 12 months or less, or the amount is under the reasonable capitalization threshold established by the Company. At the lease commencement date, a lessee should measure and record the lease liability equal to the present value of scheduled lease payments discounted using the rate implicit in the lease or the leasee’s incremental borrowing rate, and the right of use asset is calculated on the basis of the initial measurement of the lease liability, plus any lease payments at or before the commencement date and direct costs, minus any incentives received. Over the lease term, a lessee must amortize the right of use asset and record the interest expense on the lease liability. The recognition and classification of lease expenses depend on the classification of the lease as either operating or finance.

When the Company is the lessor, minimum contractual rental from leases is recognized on a straight-line basis over the non-cancelable term of the lease. With respect to a particular lease, actual amounts billed in accordance with the lease during any given period may be higher or lower than the amount of rental revenue recognized for the period. Straight-line rental revenue commences when the customer assumes control of the leased premises. Accrued straight-line rents receivable represent the amount by which straight-line rental revenue exceeds rents currently billed in accordance with lease agreements. If later, the billing amount exceeds the straight-line rental revenue, the variance will be credited to accrued straight-line rents receivable. Contingent rental revenue is accrued when the contingency is removed.

When the Company is the lessor under sales-type lease, the leased asset should be derecognized and recorded at the net investment in the lease at lease commencement which consists of the lease receivable and the unguaranteed residual asset.

(w)	Concentration of risk

The Company’s potential significant concentration of credit risk primarily consists of cash and cash equivalents, short term investments and accounts receivable. As of December 31, 2020, the Company has $29.7 million in cash and cash equivalents which are held by financial institutions in the PRC. PRC state-owned banks are subject to a series of risk control regulatory standards, and PRC bank regulatory authorities are empowered to take over the operation and management when any of those faces a material credit crisis. The Company does not foresee substantial credit risk with respect to cash and cash equivalents and short term investments held at the PRC state-owned banks. Based on the order of the State Council of the PRC (No.660): Deposit Insurance Regulation effective on May 1, 2015, the maximum amount of coverage is $76,787 (RMB 0.5 million) for deposits and foreign currency deposits in the same financial institutions. In the event of bankruptcy of one of the financial institutions in which the Company has deposits, deposits in excess of $76,787 (RMB 0.5 million) shall be compensated from liquidation of the financial institution. As of December 31, 2020, total of $2.0 million was covered by the Deposit Insurance Regulation. As of December 31, 2020, one customer accounted for 53% of total accounts receivable. As of December 31, 2019, we did not have a significant exposure to any individual debtor whose accounts receivable balances amounted to more than 10% of total accounts receivable.

Overall, the real estate market in China has shown signs of a continuous slow-down. The Company’s results of operations are affected by a wide variety of macro factors, including changing economic, political, industry, business and financial conditions and micro factors, including lack of experience handling the real estate development projects, the process of applying for the redevelopment of Gushu land with the government bodies, the demand for the Company’s real estate properties, and other risks associated with an enterprise operating mainly in the PRC.

Accordingly, the Company’s business, financial condition and results of operations are primarily influenced by the political, economic, legal environments and foreign currency exchange in the PRC and by the general state of the PRC economy and may be adversely affected by changes in social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation. As a result, the Company may experience significant fluctuations in future operating results due to the factors mentioned above. These fluctuations may result in volatility in the share price of the Company.

All the Company’s land development related applications are subject to government policies and regulations in the real estate market. However, the Company cannot provide assurance that it will obtain all the necessary approvals in accordance with its timetable. Furthermore, as this is the Company’s first venture into land development projects after the cessation of the LCM business, the Company may encounter industry-specific difficulties that result in losses as it progresses with its development and projects in Shenzhen.

Certain transactions of the Company are denominated in Renminbi, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples Bank of China (“PBOC”) or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

(x)	Recent changes in accounting standards

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments”, which is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The guidance replaces the incurred loss impairment methodology with an expected credit loss model for which a company recognizes an allowance based on the estimate of expected credit loss. The adoption did not have a material impact on our consolidated financial statements.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740)-Simplifying the Accounting for Income Taxes. This update simplifies the accounting for income taxes with measures, among others, including: (1) removing the exception to incremental approach for intra-period tax allocation when there is a loss from continuing operations and income or a gain from other items; and (2) specifying that an entity is not required to allocate the consolidated amount of current and deferred tax expense to a legal entity that is not subject to tax in its separate financial statements. However, an entity may elect to do so (on an entity-by-entity basis) for a legal entity that is both not subject to tax and disregarded by the taxing authority. This Update will be effective for public business entities that are US SEC filers for fiscal years beginning after December 15, 2020 with early adoption permitted. Adoption of the standard requires changes to be made prospectively. The adoption of this standard is not expected to have an impact on our financial condition and results of operations in 2021.

In January 2020, the FASB issued ASU No. 2020-01, Investments - Equity Securities, Investments - Equity Method and Joint Ventures, and Derivatives and Hedging - Clarifying the Interactions Between Topic 321, Topic 323, and Topic 815. This new standard is intended to clarify the interactions between ASC 321, ASC 323 and ASC 815. The new standard addresses accounting for the transition into and out of the equity method and measurement of certain purchased options and forward contracts to acquire investments. The standard is effective for annual and interim periods beginning after December 15, 2020, with early adoption permitted. Adoption of the standard requires changes to be made prospectively. The adoption of this standard is not expected to have an impact on our financial condition and results of operations.

In March 2020, the FASB issued No. ASU 2020-04, Reference Rate Reform, Facilitation of the Effects of Reference Rate Reform on Financial Reporting. It provides optional guidance for a limited time to ease the potential burden in accounting for the effects of reference rate reform, including optional expedients and exceptions for the accounting implications of contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. This new standard only applies to contracts and hedging relationships that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. The expedients and exceptions provided by the standard do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022. This new standard is not expected to have an impact on our financial condition and results of operations.

In April 2020, the FASB issued a Staff Q&A related to the application of the lease guidance in ASC 842 for the accounting impact of lease concessions related to the COVID-19 pandemic. The FASB staff believes that it would be acceptable for entities to make an election to account for lease concessions related to the effects of the COVID-19 pandemic consistent with how those concessions would be accounted for under ASC 842 as though enforceable rights and obligations for those concessions existed. As a result of this election, for concessions related to the effects of the COVID-19 pandemic, an entity will not have to analyze each contract to determine whether enforceable rights and obligations for concessions exist in the contract and can elect to apply or not apply the lease modification guidance in ASC 842, as long as the concessions do not result in a substantial increase in the rights of the lessor or the obligations of the lessee. To date, the impact of lease concessions granted has not had a material effect on the Company’s consolidated financial statements. The Company has adopted a policy to not account for concessions as lease modifications to the extent that the concessions are granted as payment deferrals and total payments remain substantially the same during the lease term.

Other new pronouncements issued but not effective until after December 31, 2020 are not expected to have a material impact on our financial position, results of operations or liquidity.